Exhibit 10.39


                              KVH INDUSTRIES, INC.
                            SHARE PURCHASE AGREEMENT

         This SHARE PURCHASE AGREEMENT (this "Agreement"), is made and entered into as of December 29, 2000, by and between KVH INDUSTRIES, INC., a Delaware corporation (the "Company"), and the State of Wisconsin Investment Board (the "Purchaser").

1.       AUTHORIZATION OF SALE OF THE SHARES

         Subject to the terms and conditions of this Agreement, the Company has authorized the sale to the Purchaser of up to 800,000 shares (the "Shares") of common stock, par value $0.01 per share (the "Common Stock"), of the Company.

2.       AGREEMENT TO SELL AND PURCHASE THE SHARES

2.1      Purchase and Sale

         Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase, and the Company agrees to sell and issue to the Purchaser, the Shares, at the Closing.

2.2      Purchase Price

         The purchase price of each Share (the "Per Share Price") shall be equal to $6.25 per Share. The Company will not, for ninety (90) days after the Closing Date (as defined below) without adjusting the Per Share Price hereunder accordingly, sell (i) shares of the Common Stock at a price per share of less than the Per Share Price, or (ii) options, warrants or any other securities that can be converted into, or otherwise exchanged for, shares of the Common Stock at a conversion or exercise price per share less than the Per Share Price. In the event the Company shall, during the period ending ninety (90) days after the Closing Date, sell any shares of the Common Stock or any instruments that can be converted into or otherwise exchanged for the Common Stock (the "Subsequent Sale") exercisable at a price per share (the "Subsequent Purchase Price") of less than the Per Share Price, the purchase price per Share hereunder shall be adjusted to an amount equal to the Subsequent Purchase Price, such that the Company shall, within ten (10) business days of the Subsequent Sale, pay to each Purchaser an amount equal to the number of Shares purchased by such Purchaser times the difference between Per Share Price and the Subsequent Purchase Price. Notwithstanding the foregoing, no such adjustment to the Per Share Price hereunder shall be made in respect of (a) the grant by the Company of any option to purchase shares of the Common Stock at a price per share equal to the fair market value per share of Common Stock as of the date of the grant of such option (collectively, "Future Options") pursuant to the Company's 1995 Employee Stock Option Plan or the 1996 Incentive and Non-qualified Stock Option Plan, (b) the sale or issuance by the Company of shares of Common Stock upon exercise of stock options outstanding on the date hereof or Future Options, or (c) the issuance of options and the sale of shares to employees pursuant to the terms of the Company's 1996 Employee Stock Purchase Plan.



3.       DELIVERY OF THE SHARES AT THE CLOSING

     (a) The completion of the purchase and sale of the Shares (the "Closing") shall occur at the offices of Foley, Hoag & Eliot LLP, counsel to the Company, at One Post Office Square, Boston, Massachusetts at 3:00 p.m. local time on December 29, 2000 or such other time and date as may be agreed by the parties (the "Closing Date").

     (b) At the Closing, the Company shall authorize its transfer agent (the "Transfer Agent") to issue to the Purchaser two stock certificates (the "Certificates") registered in the name of the Purchaser, one Certificate evidencing ownership by the Purchaser of 640,000 Shares and the other Certificate evidencing ownership by the Purchaser of 160,000 Shares, and each bearing an appropriate legend referring to the fact that the Shares were sold in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 under the Securities Act. The Company will deliver the Certificates against delivery of payment for the Shares by the Purchaser. Prior to the Purchaser's delivery of payment for the Shares, the Company will deliver via facsimile a copy of the Certificates to be delivered upon Closing to the office of the Purchaser (at the fax number indicated in Section 9 hereto).

     (c) The Company's obligation to complete the purchase and sale of the Shares shall be subject to the following conditions, any one or more of which may be waived by the Company:

     (i) receipt by the Company of same-day funds in the full amount of the purchase price for the Shares being purchased under this Agreement; and

     (ii) the accuracy in all material respects of the representations and warranties made by the Purchaser and the fulfillment in all material respects of those undertakings of the Purchaser to be fulfilled at or before the Closing.

     (d) The Purchaser's obligations to accept delivery of the Certificates and to pay for the Shares evidenced by the certificates shall be subject to the following conditions, any one or more of which may be waived by the Purchaser with respect to the Purchaser's obligation:

     (i) the accuracy in all material respects of the representations and warranties made by the Company in this Agreement and the fulfillment in all material respects of those undertakings of the Company to be fulfilled at or before the Closing;

     (ii) the Company shall have delivered to the Purchaser a certificate of the Company executed by the chairman of the board or president and the chief financial or accounting officer of the Company, dated the Closing Date, in form reasonably satisfactory to the Purchaser, to the effect that the representations and warranties of the Company set forth in Section 4 hereof are true and correct in all material respects as of the date of this Agreement and as of the Closing Date, and that the Company has complied with all the agreements and satisfied all the conditions in this Agreement on its part to be performed or satisfied on or before the Closing Date; and

(iii) the Company shall have delivered to the Purchaser a legal opinion in substantially the form attached hereto as Exhibit A.

4.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

         Except as set forth in (i) the Company  Documents  (as defined  below),
(ii) the Private Placement Memorandum dated October 24, 2000 (including the consolidated financial statements and notes thereto attached thereto) (the "Offering Documents") furnished to the Purchaser by Needham & Company, Inc., as placement agent for the sale of the Shares (the "Placement Agent"), or (iii) the Letter of Exceptions delivered to the Purchaser prior to the execution hereof, and except as otherwise expressly provided in this Agreement, the Company hereby represents and warrants to the Purchaser as follows (which representations and warranties shall be deemed to apply, where appropriate, to each subsidiary of the Company):

4.1      Organization and Qualification

         The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware. The Company has the corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted and to enter into and perform its obligations under this Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Company.

4.2      Capitalization

     (a) The authorized capital stock of the Company consists of 11,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock, par value $0.01 per share.

     (b) As of December 28, 2000, the issued and outstanding capital stock of the Company consisted of 7,706,621 shares of Common Stock and the Company had reserved for issuance, as of such date, (i) 907,412 shares of Common Stock issuable upon the exercise of outstanding options under the Company's 1996 Employee Stock Purchase Plan, 1995 Incentive Stock Option Plan and 1996 Incentive and Non-qualified Stock Option Plan (collectively, the "Stock Plans"),
(ii) 711,175 shares of Common Stock reserved for future option grants under the Stock Option Plans and (iii) 50,000 shares of Common Stock issuable upon the exercise of outstanding warrants. The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and have not been issued in violation of or are not otherwise subject to any preemptive or other similar rights.

         With the exception of the foregoing, and as contemplated by this Agreement, there are no outstanding subscriptions, options, warrants, convertible or exchangeable securities or other rights granted to or by the Company to purchase shares of Common Stock or other securities of the Company and there are no commitments, plans or arrangements to issue any shares of Common Stock or any security convertible into or exchangeable for Common Stock.

4.3      Issuance, Sale and Delivery of the Shares

     (a) The Shares have been duly authorized for issuance and sale to the Purchaser pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth in this Agreement, will be validly issued and fully paid and nonassessable and free and clear of all pledges, liens and encumbrances. The certificates evidencing the Shares are in due and proper form under Delaware law.

     (b) The issuance of the Shares is not subject to preemptive or other similar rights. No further approval or authority of the shareholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated in this Agreement.

     (c) Subject to the accuracy of the Purchaser's representations and warranties in Section 5 of this Agreement, the offer, sale, and issuance of the Shares in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act and from the registration or qualification requirements of the laws of any applicable state or United States jurisdiction.

4.4      Financial Statements

         The financial statements included (as exhibits or otherwise) in the Company Documents (as defined below) present fairly, in all material respects, the financial position of the Company as of the dates indicated and the results of their operations for the periods specified. Except as otherwise stated in such Company Documents, such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and any supporting schedules included with the financial statements present fairly, in all material respects, the information stated in the financial statements. The financial and statistical data set forth in the Company Documents were prepared on an accounting basis consistent with such financial statements.

4.5      No Material Change

         Since September 30, 2000:

     (a) there has been no material adverse change in or affecting the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business, excluding political events and changes in economic conditions generally applicable to business enterprises in the same business as the Company in the United States;

     (b) there have been no transactions entered into by the Company, other than those in the ordinary course of business, which are material with respect to the Company;

     (c) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock; and

     (d) the Company has not incurred any material contingent liabilities or obligations which could reasonably be expected to result in a material reduction in the future earnings of the Company.

4.6      Environmental

         Except as would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Company,

     (a) the Company is in compliance with all applicable Environmental Laws (as defined below);

     (b) the Company has all  permits,  authorizations  and  approvals  required
under  any  applicable   Environmental  Laws  and  is  in  compliance  with  the
requirements of such permits authorizations and approvals;

     (c) there are no pending or, to the best knowledge of the Company, threatened Environmental Claims (as defined below) against the Company; and

     (d) under applicable law, there are no circumstances with respect to any property or operations of the Company that are reasonably likely to form the basis of an Environmental Claim against the Company.

         For purposes of this Agreement, the following terms shall have the following meanings: "Environmental Law" means any United States (or other applicable jurisdiction's) Federal, state, local or municipal statute, law, rule, regulation, ordinance, code, policy or rule of common law and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or any chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority. "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law.

4.7      No Defaults

         The Company is not in violation of its certificate of incorporation or bylaws or in material default in the performance or observance of any obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust, or other instrument or material agreement to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject, which default could reasonably be expected to have a material adverse effect on the assets, properties or business of the Company.

4.8      Labor Matters
         No labor dispute with the employees of the Company exists or, to the best knowledge of the Company, is imminent.

4.9      No Actions

         There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company which, singly or in the aggregate, might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, or which, singly or in the aggregate, might reasonably be expected to materially and adversely affect the properties or assets thereof or which might reasonably be expected to materially and adversely affect the consummation of this Agreement, nor, to the best knowledge of the Company, is there any reasonable basis therefor. The Company is not in default with respect to any judgment, order or decree of any court or governmental agency or instrumentality which, singly or in the aggregate, would have a material adverse effect on the assets, properties or business of the Company.

4.10     Intellectual Property

     (a) The Company, to the best of its knowledge, owns or is licensed to use all patents, patent applications, inventions, trademarks, trade names, applications for registration of trademarks, service marks, service mark applications, copyrights, know-how, manufacturing processes, formulae, trade secrets, licenses and rights in any thereof and any other intangible property and assets that are material to the business of the Company as now conducted (in this Agreement called the "Proprietary Rights").

     (b) The Company does not have any knowledge of, and the Company has not given or received any notice of, any pending conflicts with or infringement upon the rights of others with respect to any Proprietary Rights (or any license of Proprietary Rights) which are material to the business of the Company.

     (c) To the best knowledge of the Company, no action, suit, arbitration, or legal, administrative or other proceeding, or investigation is pending or threatened, which involves any Proprietary Rights, nor is there any reasonable basis therefor.

     (d) The Company is not subject to any judgment, order, writ, injunction or decree of any court or any Federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, and has not entered into or is not a party to any contract which restricts or impairs the use of any such Proprietary Rights in a manner which would have a material adverse effect on the use of any of the Proprietary Rights.

     (e) The Company has not entered into any consent, indemnification, forbearance to sue or settlement agreement with respect to Proprietary Rights other than in the ordinary course of business. To the best knowledge of the Company, no claims have been asserted by any person with respect to the validity of the Company's ownership or right to use the Proprietary Rights and there is no reasonable basis for any such claim to be successful.

     (f)  The  Company  has  complied,  in  all  material  respects,   with  its
obligations relating to the protection of the Proprietary Rights which are material to the business of the Company used pursuant to licenses.

     (g) To the best knowledge of the Company, no person is infringing on or violating the Proprietary Rights.

4.11     Permits

         The Company possesses and is operating in compliance with all material licenses, certificates, consents, authorities, approvals and permits from all state, federal, foreign and other regulatory agencies or bodies necessary to conduct the businesses now operated by it, and the Company has not received any notice of proceedings relating to the revocation or modification of any such permit or any circumstance which would lead it to believe that such proceedings are reasonably likely which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Company.

4.12     Due Execution, Delivery and Performance

     (a) This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

     (b) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement and the fulfillment of the terms of this Agreement have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust or other instrument or agreement to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject, and will not trigger anti-dilution rights or other rights to acquire additional equity securities of the Company, nor will such action result in any violation of the provisions of the articles of incorporation or bylaws of the Company or any applicable statute, law, rule, regulation, ordinance, decision, directive or order.

4.13     Properties

         The Company has good and marketable title to all the tangible or real properties and assets reflected as owned by it in the consolidated financial statements included in the Offering Documents, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (a) those, if any, reflected in such consolidated financial statements, or (b) those which are not material in amount and do not adversely affect the use made and proposed to be made of such property by the Company. The properties of the Company are, in the aggregate, in good repair (reasonable wear and tear excepted), and suitable for their respective uses. Any real property held under lease by the Company is held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the conduct of the business of the Company. The Company owns or leases all such tangible or real properties as are necessary to its business or operations as now conducted.

4.14     Compliance

         The Company has conducted and is conducting its business in compliance with all applicable Federal, state, local and foreign statutes, laws, rules, regulations, ordinances, codes, decisions, decrees, directives and orders, except where the failure to do so would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or on the earnings, assets, business affairs or business prospects of the Company.

4.15     Security Measures

         The Company takes security measures designed to enable the Company to assert trade secret protection in its non-patented technology.

4.16     Contributions

         Since its incorporation the Company has not, directly or indirectly (a) made any unlawful contribution to any candidate for public office, or failed to disclose fully any contribution in violation of law, or (b) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

4.17     Use of Proceeds; Investment Company

         The Company intends to use the proceeds from the sale of the Shares for working capital and other general corporate purposes. The Company is not now, and after the sale of the Shares under this Agreement and under all other agreements and the application of the net proceeds from the sale of the Shares described in the proceeding sentence will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

4.18     Prior Offerings

         All offers and sales of capital stock of the Company before the date of this Agreement were at all relevant times duly registered or exempt from the registration requirements of the Securities Act and were duly registered or subject to an available exemption from the registration requirements of the applicable state securities or Blue Sky laws.

4.19     Taxes

         The Company has filed all material tax returns required to be filed, which returns are true and correct in all material respects, and the Company is not in default in the payment of any taxes, including penalties and interest, assessments, fees and other charges, shown thereon due or otherwise assessed, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without interest which were payable pursuant to said returns or any assessments with respect thereto.

4.20     Other Governmental Proceedings

         To the Company's knowledge, there are no rulemaking or similar proceedings before any Federal, state, local or foreign government bodies that directly involve or affect the Company, which, if the subject of an action unfavorable to the Company, could involve a prospective material adverse change in or effect on the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects of the Company.

4.21     Non-Competition Agreements

         To the knowledge of the Company, any full-time employee who has entered into any non-competition, non-disclosure, confidentiality or other similar agreement with any party other than the Company is neither in violation of nor is expected to be in violation of that agreement as a result of the business currently conducted or expected to be conducted by the Company or such person's performance of his or her obligations to the Company. The Company has not received written notice that any consultant or scientific advisor of the Company is in violation of any non-competition, non-disclosure, confidentiality or similar agreement.

4.22     Transfer Taxes

         On the Closing Date, all stock transfer or other taxes (other than income taxes) that are required to be paid in connection with the sale and transfer of the Shares to be sold to the Purchaser under this Agreement will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

4.23     Insurance

         The Company maintains insurance of the type and in the amount that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

4.24     Governmental Consents

         No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for (a) the filing of a Form D relating to the sale of the Shares hereunder pursuant to Securities and Exchange Commission Regulation D as contemplated by Section 7.1.1(a) hereof, (b) compliance with the securities and Blue Sky laws in the states in which Shares are offered and/or sold, which compliance will be effected in accordance with such laws, (c) the filing of the Registration Statement as contemplated by Section 7 of this Agreement, (d) the filing of a notification for the listing of the Shares with The Nasdaq Stock Market, Inc. and (e) the filing of a Form 8-K with the Commission (as defined below).

4.25     Securities and Exchange Commission Filings

         The  Company  has  timely  filed  with  the   Securities  and  Exchange
Commission (the "Commission") all documents required to be filed by the Company under the Securities Exchange Act of 1934, as amended (the "Exchange Act.")

4.26     Additional Information

         The Company represents and warrants that the information contained in the following documents (the "Company Documents"), which will be provided to Purchaser before the Closing, is or will be true and correct in all material respects as of their respective final dates:

     (a) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999;

     (b) the Company's Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2000, June 30, 2000 and September 30, 2000;

     (c)  the  Company's   Proxy  Statement  for  its  1999  Annual  Meeting  of
Shareholders; and

     (d) all other documents, if any, filed by the Company with the Commission since September 30, 1999 pursuant to the reporting requirements of the Exchange Act.

4.27     Contracts

         The contracts described in the Company Documents or incorporated by reference therein are in full force and effect on the date hereof, except for contracts the termination or expiration of which would not, singly or in the aggregate, have a material adverse effect on the business, properties or assets of the Company. Neither the Company nor, to the best knowledge of the Company, any other party is in material breach of or default under any such contracts, which breach or default would have a material adverse effect on the business, properties or assets of the Company.

4.28     No Integrated Offering

         Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Shares to the Purchaser. The issuance of the Shares to the Purchaser will not be integrated with any other issuance of the Company's securities (past, current or future) for purposes of the Securities Act such that any such issuances would violate any registration requirements under the Securities Act. The Company will not make any offers or sales of any security (other than the Shares) that would cause the offering of the Shares to be integrated with any other offering of securities by the Company for purposes of any registration requirement under the Securities Act.

5.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER
5.1      Securities Law Representations and Warranties

         The Purchaser represents, warrants and covenants to the Company as follows:

     (a) The Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Shares.

     (b) The Purchaser is acquiring the Shares in the ordinary course of its business and for its own account for investment only, and has no present intention of distributing any of the Shares nor any arrangement or understanding with any other persons regarding the distribution of such Shares within the meaning of Section 2(11) of the Securities Act, other than as contemplated in
Section 7 of this Agreement. The Purchaser understands that its acquisition of the Shares has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. The Purchaser further acknowledges and understands that the Shares may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available.

     (c) The Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act and the rules and regulations promulgated thereunder (the "Rules and Regulations").

     (d) The Purchaser has completed or caused to be completed the Investor Questionnaire previously provided by the Company and the Stock Certificate
Questionnaire and the Registration Statement Questionnaire, attached to this Agreement as Appendices I and II, for use in preparation of the Registration Statement (as defined in Section 7.3 below), and the answers to the Questionnaires are true and correct as of the date of this Agreement and will be true and correct as of the effective date of the Registration Statement;
provided that the Purchaser shall be entitled to update such information by providing notice thereof to the Company before the effective date of such Registration Statement.

     (e) The Purchaser has, in connection with its decision to purchase the Shares, relied solely upon the Company Documents, the Offering Documents and the representations and warranties of the Company contained in this Agreement.

     (f) The Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

     (g) The Purchaser represents and warrants to and covenants with the Company that Purchaser has not engaged and will not engage in any short sales of the Company's Common Stock prior to the effectiveness of the Registration Statement, except to the extent that any such short sale is fully covered by shares of Common Stock of the Company other than the Shares.

     (h) The Purchaser understands that nothing in this Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

5.2      Resales of Shares

     (a) The Purchaser hereby covenants with the Company not to make any sale of the Shares without satisfying the requirements of the Securities Act and the Rules and Regulations, including, in the event of any resale under the
Registration Statement, the prospectus delivery requirements under the Securities Act, and the Purchaser acknowledges and agrees that such Shares are not transferable on the books of the Company pursuant to a resale under the Registration Statement unless the certificate submitted to the transfer agent evidencing the Shares is accompanied by a separate officer's certificate
     (i) in the form of Appendix III to this Agreement;

     (ii) executed by an officer of, or other authorized person designated by, the Purchaser; and

     (iii) to the effect that (A) the Shares have been sold in accordance with the Registration Statement and (B) the requirement of delivering a current prospectus has been satisfied.

     (b) The Purchaser acknowledges that there may occasionally be times when the Company determines the use of the prospectus forming a part of the Registration Statement (the "Prospectus," as further defined in Section 7.3.1 below) should be suspended until such time as an amendment or supplement to the Registration Statement or the Prospectus has been filed by the Company and any such amendment to the Registration Statement is declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Purchaser hereby covenants that it will not sell any Shares pursuant to the Prospectus during the period commencing at the time at which the Company gives the Purchaser written notice of the suspension of the use of the Prospectus and ending at the time the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to the Prospectus. The Company may, upon written notice to the Purchaser, suspend the use of the Prospectus for up to forty-five (45) days in the aggregate in any 365-day period based on the reasonable determination of the Company's Board of Directors that there is a significant business purpose for such determination, such as pending corporate developments, public filings with the Commission or similar events. The Company shall in no event be required to disclose the business purpose for which it has suspended the use of the Prospectus if the Company determines in its good faith judgment that the business purpose should remain confidential. In addition, the Company shall notify each Purchaser (i) of any request by the Commission for an amendment or any supplement to such Registration Statement or any related prospectus, or any other information request by any other governmental agency directly relating to the offering, and (ii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or of any order preventing or suspending the use of any related prospectus or the initiation or threat of any proceeding for that purpose.

     (c) The Purchaser further covenants to notify the Company promptly of the sale of any of its Shares, other than sales pursuant to a Registration Statement contemplated in Section 7 of this Agreement or sales upon termination of the transfer restrictions pursuant to Section 7.4 of this Agreement.

5.3      Due Execution, Delivery and Performance

     (a) This Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

     (b) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement and the fulfillment of the terms of this Agreement have been duly authorized by all necessary [corporate] action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Purchaser pursuant to, any contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust or other instrument or agreement to which the Purchaser is a party or by which it or any of them may be bound, or to which any of the property or assets of the Purchaser is subject, nor will such action result in any violation of the provisions of the charter or bylaws or other constitutive documents of the Purchaser or any applicable statute, law, rule, regulation, ordinance, decision, directive or order.

6.       SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

         Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchaser in this Agreement and in the certificates for the Shares delivered pursuant to this Agreement shall survive the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefor, for a period not to exceed two (2) years.

7.   FORM D FILING; REGISTRATION; COMPLIANCE WITH THE SECURITIES ACT; COVENANTS

7.1      Form D Filing; Registration of Shares

7.1.1    Registration Statement; Expenses

         The Company shall:

     (a) file in a timely manner a Form D relating to the sale of the Shares under this Agreement, pursuant to Securities and Exchange Commission Regulation D.

     (b) as soon as practicable after the Closing Date, but in no event later than the thirtieth (30th) day following the Closing Date, prepare and file with the Commission a Registration Statement on Form S-3 or on any other appropriate form for the registration of the resale of the Shares by the Purchaser relating to the sale of the Shares by the Purchaser from time to time on the Nasdaq National Market (or the facilities of any national securities exchange on which the Company's Common Stock is then traded) or in privately negotiated transactions (the "Registration Statement");

     (c) provide to Purchaser any information required to permit the sale of the Shares under rule 144A of the Securities Act;

     (d) subject to receipt of necessary information from the Purchaser, use its best efforts to cause the Commission to notify the Company of the Commission's willingness to declare the Registration Statement effective on or before 90 days after the date of the filing thereof by the Company with the Commission pursuant to clause (b) above;

     (e) notify the Purchaser promptly upon the Registration Statement, or any post-effective amendment thereto, being declared effective by the Commission;

     (f) prepare and file with the Commission such amendments and supplements to the Registration Statement and the Prospectus (as defined in Section 7.3.1 below) and take such other action, if any, as may be necessary to keep the Registration Statement effective until the earlier of (i) two years after the effective date of the Registration Statement, (ii) the date on which the Shares may be resold by the Purchaser without registration or without regard to any volume limitations by reason of Rule 144 under the Securities Act or any other rule of similar effect or (iii) all of the Shares have been sold pursuant to the Registration Statement or Rule 144 under the Securities Act or any other rule of similar effect;

     (g) promptly furnish to the Purchaser with respect to the Shares registered under the Registration Statement such reasonable number of copies of the Prospectus, including any supplements to or amendments of the Prospectus, in order to facilitate the public sale or other disposition of all or any of the Shares by the Purchaser;

     (h) during the period when copies of the Prospectus are required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations promulgated thereunder;

     (i) file documents required of the Company for customary Blue Sky clearance in all states requiring Blue Sky clearance; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented; and

     (j) bear all expenses in connection with the procedures in paragraphs (a) through (f) of this Section 7.1.1 and the registration of the Shares pursuant to the Registration Statement, including legal fees and expenses (whether external or internal) of up to $15,000 in the aggregate of the Purchaser, but not including any fees and expenses of any other advisers to the Purchaser or brokerage fees and commissions incurred by the Purchaser.

7.1.2    Delay in Effectiveness of Registration Statement

         In the event that the Registration Statement is not declared effective by the date (the "90-Day Date") that is 90 days after the date of the filing of the Registration Statement with the Commission pursuant to Section 7.1.1(b) above, the Company shall pay to the Purchaser liquidated damages in an amount equal to 0.25% of the total purchase price of the Shares purchased by the Purchaser pursuant to this Agreement for each week after the 90-Day Date that the Registration Statement is not declared effective.

7.2      Transfer of Shares After Registration

         The Purchaser agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement referred to in Section 7.1 or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.

7.3      Indemnification

         For the purpose of this Section 7.3, the term "Registration Statement" shall include any preliminary or final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in
Section 7.1.

7.3.1    Indemnification by the Company

         The Company agrees to indemnify and hold harmless the Purchaser and each person, if any, who controls the Purchaser within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which the Purchaser or such controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the Prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "Prospectus"), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations under this Agreement or under law, and will reimburse the Purchaser and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by such Purchaser or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement of the Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use in the Registration Statement or the Prospectus, or (ii) the failure of the Purchaser to comply with the covenants and agreements contained in Sections 5.2 or 7.2 of this Agreement respecting resale of the Shares, or
(iii) the inaccuracy of any representations made by such Purchaser in this Agreement or (iv) any untrue statement or omission of a material fact required to make such statement not misleading in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser before the pertinent sale or sales by the Purchaser.

7.3.2    Indemnification by the Purchaser

         The Purchaser will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Purchaser, which consent shall not be unreasonably withheld) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure on the part of the Purchaser to comply with the covenants and agreements contained in Sections 5.2 or 7.2 of this Agreement respecting resale of the Shares or (ii) the inaccuracy of any representation made by the Purchaser in this Agreement or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement to the Registration Statement or Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser expressly for use therein; provided, however, that the Purchaser shall not be liable for any such untrue or alleged untrue statement or omission or alleged omission of which the Purchaser has delivered to the Company in writing a correction before the occurrence of the transaction from which such loss was incurred; and the Purchaser will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

7.3.3    Indemnification Procedure

     (a) Promptly after receipt by an indemnified party under this Section 7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3, promptly notify the indemnifying party in writing of the claim; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 7.3 or to the extent it is not prejudiced as a result of such failure.

     (b) In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless:

     (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party representing all of the indemnified parties who are parties to such action) or

     (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. Notwithstanding the provisions of this Section 7.3, no Purchaser shall be liable for any indemnification obligation under this Agreement in excess of the amount of gross proceeds received by such Purchaser from the sale of the Shares.

7.3.4    Contribution

         If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under this Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to in this Agreement, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to in this Agreement

     (a) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the placement of Common Stock or

     (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement that resulted in such losses, claims, damages, liabilities or expenses, as well as any othe rrelevant equitable considerations.

         The respective relative benefits received by the Company on the one hand and the Purchaser on the other shall be deemed to be in the same proportion as the amount paid by the Purchaser to the Company pursuant to this Agreement for the Shares purchased by the Purchaser that were sold pursuant to the Registration Statement bears to the difference (the "Difference") between the amount the Purchaser paid for the Shares that were sold pursuant to the Registration Statement and the amount received by the Purchaser from such sale. The relative fault of the Company and each Purchaser shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation or warranty relates to information supplied by the Company or by the Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in
Section 7.3.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 7.3.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this Section 7.3.4; provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under Section 7.3 for purposes of indemnification. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined solely by pro rata allocation (even if the Purchaser were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.3, the Purchaser shall not be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

7.4      Termination of Conditions and Obligations

         The restrictions imposed by Section 5 or this Section 7 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares upon the passage of two years from the effective date of the Registration Statement covering the Shares or at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

7.5      Information Available

         So long as the Registration Statement is effective covering the resale of Shares owned by the Purchaser, the Company will furnish to the Purchaser:

     (a) as soon as practicable after available (but in the case of the Company's Annual Report to Shareholders, within ninety (90) days after the end of each fiscal year of the Company), one copy of

     (i) its Annual Report to Shareholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants);

     (ii) if not included in substance in the Annual Report to Shareholders, its Annual Report on Form 10-K;

     (iii)  if  not  included  in  substance   in  its   Quarterly   Reports  to
Shareholders, its quarterly reports on Form 10-Q; and

     (iv) a full copy of the particular Registration Statement covering the Shares (the foregoing, in each case, excluding exhibits);

 (b) upon the request of the Purchaser, a reasonable number of copies of the Prospectus to supply to any other party requiring the Prospectus.

7.6      Rule 144 Information

         For two (2) years after the date of this Agreement, the Company shall file all reports required to be filed by it under the Securities Act, the Rules and Regulations and the Exchange Act and shall take such further action to the extent required to enable the Purchaser to sell the Shares pursuant to Rule 144 under the Securities Act (as such rule may be amended from time to time).

7.7      Stock Option Pricing and Other Matters

     (a) The Company shall use commercially reasonable efforts to adopt by all necessary corporate action, including, but not limited to, any required approval of the Company's shareholders not earlier than at their next annual meeting, amendments to the Company's stock option plans and the Company's bylaws (the "Stock Option Plan and Bylaw Amendments") to provide that, unless approved by the holders of a majority of the shares present and entitled to vote at a duly convened meeting of the Company's shareholders, the Company shall not grant any stock options with an exercise price that is less than 100% of the fair market value of the underlying stock on the date of grant or reduce the exercise price of any outstanding stock option granted under any existing or future stock option plan. Such Stock Option Plan and Bylaw Amendments shall further provide that the provisions thereof required by the foregoing sentence may not be amended or repealed without the affirmative vote of the holders of a majority of the shares of the Company present and entitled to vote at a duly convened meeting of the Company's shareholders. Upon such adoption of the Stock Option Plan and Bylaw Amendments by the Company's shareholders, the Company shall promptly furnish a copy of such amendments to the Purchaser. The Company agrees that, prior to the adoption of the Stock Option Plan and By-law Amendments by all necessary corporate action of the Company as described above, the Company shall not grant any stock options with an exercise price that is less than 100% of the fair market value of the underlying stock on the date of grant or reduce the exercise price of any outstanding stock option granted under any existing or future stock option plan.

     (b) For a period of five (5) years after the Closing, the Company shall not sell or issue shares of Common Stock or any other security of the Company convertible, exercisable or exchangeable into shares of Common Stock, for a purchase, conversion, exercise or exchange price per share which is subject to adjustment based on the market price of the Common Stock at the time of conversion, exercise or exchange of such security into Common Stock, without first consulting the five (5) holders who beneficially own the largest numbers of shares of Common Stock immediately prior to the approval by the Company's Board of Directors of such sale or issuance. The Company may rely exclusively upon the filings with the Commission under the Exchange Act with respect to beneficial ownership of its Common Stock and the identity of such holders.

8.       BROKER'S FEE

         The Purchaser acknowledge that the Company intends to pay to the Placement Agent a fee in respect of the sale of the Shares to the Purchaser. Each of the parties to this Agreement hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchaser. The Company shall indemnify and hold harmless the Purchaser from and against all fees, commissions or other payments owing by the Company to the Placement Agent or any other person or firm acting on behalf of the Company hereunder.

9.       NOTICES

         All notices, requests, consents and other communications under this Agreement shall be in writing, shall be mailed by first-class registered or certified airmail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be delivered as addressed as follows:

(a)      if to the Company, to:

                              KVH Industries, Inc.
                              50 Enterprise Center
                              Middletown, RI 02840
                               Facsimile: (401) 849-0045
                                 Attn: President

                               with a copy to:
                             Foley, Hoag & Eliot LLP
                             One Post Office Square
                               Boston, MA  02109
                               Facsimile (617) 832-7000
                               Attn:  Adam Sonnenschein, Esq.

or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

(b)      if to a Purchaser, to:

                               The State of Wisconsin Investment Board
                             121 East Wilson Street
                               Madison, WI  53702
                               Facsimile: (618) 266-2436
                               Attn: Chief Investment Officer

or to such other person at such other place as the Purchaser shall designate to the Company in writing.

         Such notice shall be deemed effectively given upon confirmation of receipt by facsimile, one business day after deposit with such overnight courier or three days after deposit of such registered or certified airmail with the U.S. Postal Service, as applicable.

10.      MODIFICATION; AMENDMENT

         This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.

11.      TERMINATION

         This Agreement may be terminated, at the option of the Purchaser, if the Closing has not occurred on or before thirty (30) days from the date of this Agreement.

12.      EXPENSES

         Each party to this Agreement shall pay its own fees and expenses incident to the negotiation, preparation and execution of this Agreement and related documents (including legal and accounting fees and expenses). Notwithstanding the foregoing, the Company agrees to pay the Purchaser an amount not to exceed $15,000 for all expenses reasonably incurred by the Purchaser in connection with the transactions contemplated by this Agreement, including expenses for attorneys, consultants and travel.

13.      HEADINGS

         The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

14.      SEVERABILITY

         If any provision contained in this Agreement should be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Agreement shall not in any way be affected or impaired thereby.

15.      GOVERNING LAW

         This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and the federal law of the United States of America.

16.      NO CONFLICTS OF INTEREST

         The Company represents, warrants and covenants that, to the best of its knowledge, no officer or employee of the Purchaser has or will receive, directly or indirectly, a personal interest in the Company or its property or anything of substantial economic value for his or her private benefit from the Company, or anyone acting on its behalf, in connection with the investment made pursuant to this Agreement.

17.      COUNTERPARTS

         This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party to this Agreement and delivered to the other parties.



                            [Signature pages follow]

                            SHARE PURCHASE AGREEMENT
                                 SIGNATURE PAGE
                                   19/368926.1
         IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                      KVH INDUSTRIES, INC.



                           By:      /s/ Martin Kits van Heyninge
                               Name:    Martin Kits van Heyningen
                                        President/CEO

         IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                       STATE OF WISCONSIN INVESTMENT BOARD

                             By: /s/ John F. Nelson
                       -----------------------------------

                              Name: John F. Nelson
                           --------------------------

                           Title: Investment Director
                       -----------------------------------